Exhibit 10.07

SECOND AMENDMENT
TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December 8, 2006, by and among ENTERCOM RADIO, LLC, a Delaware limited liability company (the “Borrower”), ENTERCOM COMMUNICATIONS CORP., a Pennsylvania corporation (the “Parent”), KEYBANK NATIONAL ASSOCIATION, individually and as Administrative Agent and L/C Issuer  (the “Administrative Agent”), BANK OF AMERICA, N.A., individually and as Syndication Agent (the “Syndication Agent”), JPMORGAN CHASE BANK, N.A., individually and as Co-Documentation Agent (the “Co-Documentation Agent”), and the other Lenders party hereto.

RECITALS

A.            The Borrower, the Parent, the Administrative Agent, the Syndication Agent, the Co-Documentation Agent and the Lenders parties thereto entered into that certain First Amended and Restated Credit Agreement dated as of August 12, 2004 (as amended by that certain First Amendment to First Amended and Restated Credit Agreement, dated as of September 22, 2006, and as the same may be amended, restated or modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

B.            The Borrower has requested certain amendments to the Credit Agreement, including, without limitation, an increase of the revolving Commitment Loans by using $100,000,000 of the Incremental Facility, adding a pricing tier, amending the financial covenants, replenishing the Incremental Facility to $500,000,000, and making certain other changes.

C.            The Borrower and the Required Lenders have agreed, subject to the terms and conditions specified herein, to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.              AMENDMENTS.

Subject to the covenants, terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Borrower made herein, the undersigned Lenders (which Lenders constitute the Required Lenders required under Section 10.01 of the Credit Agreement to effect the following amendments) amend the Credit Agreement as follows:

(a)           Amendment of Definitions.

(i)      Definition of Applicable Rate.  Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the table set forth in the definition of “Applicable Rate” and substituting the following table in its stead:

Applicable Rate
Pricing Level	Consolidated Leverage Ratio	Commitment Fee	Eurodollar Rate and Letters of Credit	Base Rate
1	≤ 2.00 to 1	0.200%	0.625%	0.000%
2	>2.00:1 but ≤ 3.50:1	0.250%	0.750%	0.000%
3	>3.50:1 but ≤ 4.00:1	0.300%	0.875%	0.000%
4	>4.00:1 but ≤ 4.50:1	0.375%	1.000%	0.000%
5	>4.50:1 but ≤ 5.00:1	0.375%	1.125%	0.125%
6	>5.00:1 but ≤ 5.50:1	0.375%	1.375%	0.375%
7	>5.50:1	0.375%	1.500%	0.500%

(ii)     Definition of Consolidated Interest Charges.  Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of “Consolidated Interest Charges “ and substituting the following definition in its stead:

“Consolidated Interest Charges” means, for any period, for the Parent, the Borrower and their Subsidiaries on a consolidated basis, the sum of (a) all cash interest, premium payments, debt discount, fees, charges (excluding fees and charges related to this Agreement) and related cash expenses of the Parent, the Borrower and their Subsidiaries in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, and (b) the portion of rent expense of the Parent, the Borrower and their Subsidiaries paid in cash during such period under capital leases that is treated as interest in accordance with GAAP, in the case of (a) and (b) preceding, net of (i) consolidated interest income of the Parent, the Borrower and their Subsidiaries for such period and (ii) interest accrued on the $1,000,000 of capital leases and other obligations described in subsection (e) of the definition of Consolidated Funded Indebtedness.  For purposes of calculating Consolidated Interest Charges in any period, (i) net cash payments made or received by the Parent, the Borrower and their Subsidiaries with respect to Swap Contracts shall be included in the computation of gross interest expense, (ii) any Acquisition by the Borrower, the Parent or their Subsidiaries, may, (A) if the Borrower has made an election to do so for Consolidated Operating Cash Flow in accordance with the terms of the definition thereof with respect to the applicable Acquisition, and (B) after notice to the Administrative Agent, be deemed to have occurred on the first day of such period and (iii) any Disposition of any Station or other assets for consideration in excess of $25,000,000 by any of the Parent, the Borrower or any of their Subsidiaries (and any related incurrence or repayment of Indebtedness) which occurs during such period shall be deemed to have occurred on the first day of such period.

Notwithstanding the foregoing, the contribution to items (a) and (b) above from Non-Wholly Owned Subsidiaries shall be limited to the amount of such items for which a Loan Party has direct liability.

(iii)    Definition of Consolidated Operating Cash Flow.  Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of “Consolidated Operating Cash Flow” and substituting the following definition in its stead:

“Consolidated Operating Cash Flow” means for the Parent, the Borrower and their Subsidiaries (excluding Non-Wholly Owned Subsidiaries, except as specifically provided in subsection (c) below), the sum of (a) Consolidated Net Income (excluding to the extent included in Consolidated Net Income (i) extraordinary gains, including net gains on the sales of assets other than asset sales in the ordinary course of business, (ii) any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business and (iii) (without duplication), up to $10,000,000 in connection with the settlement of and expenses relating to, legal or administrative proceedings of the Parent, the Borrower or the Subsidiaries that (x) are uninsured and (y) exist and were disclosed to the Lenders on or prior to the Second Amendment Effective Date (which such legal and administrative proceedings are unresolved as of the Second Amendment Effective Date), plus (b) interest expense, depreciation and amortization, deferred and other non-cash charges, plus (c) to the extent received by the Borrower and not already included in Consolidated Net Income, cash received from joint ventures and Non-Wholly Owned Subsidiaries, plus (d) equity based compensation, if any, plus (e) up to $2,000,000 in connection with pro forma cost savings of the Borrower in connection with Acquisitions (the “Add Back”), but only to the extent that (i) such cost savings are reflected in good faith projections delivered to the Administrative Agent, (ii) the Borrower has taken all such necessary action to generate such annualized cost savings no later than 180 days after the consummation of the Acquisitions, and (iii) such Add Back is reduced each consecutive fiscal quarter of the Borrower after its initial use by up to $500,000 (or such lesser amount as equals one-fourth of the total Add Back) per quarter, plus (f) up to $1,500,000 (without duplication) on a one-time basis in connection with out-of-pocket transaction costs incurred by the Borrower prior to the Second Amendment Effective Date in connection with non-consummated Acquisitions.  For purposes of calculating Consolidated Operating Cash Flow with respect to any Acquisition or Disposition of any Station or assets that occurs during any period of determination, and any related incurrence or repayment of Consolidated Funded Indebtedness (including its effect on Operating Cash Flow), (x) any Acquisition by the Borrower, the Parent or their Subsidiaries, may, at the option of the Borrower after notice to the Administrative Agent, be deemed to have occurred on the first day of such period and (y) any Disposition of any Station or other assets for consideration in excess of $25,000,000 by any of the Parent, the Borrower or any of their Subsidiaries, (and any related incurrence or repayment of Indebtedness) which occurs during such period shall be deemed to have occurred on the first day of such period.  In addition, the Borrower may elect to adjust Consolidated Operating Cash Flow to give effect to the cancellation of sports agreements.

(iv)   Definition of Limited Period.  Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Limited Period” in its entirety.

(v)    Definition of Non-Wholly Owned Subsidiary.  Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definition of “Non-Wholly Owned Subsidiary” and substituting the following definition in its stead:

“Non-Wholly Owned Subsidiary” means a direct or indirect Subsidiary of the Parent or the Borrower the Equity Interests of which are not 100% owned by the Parent, the Borrower and their wholly owned Subsidiaries.  Each Subsidiary of a Non-Wholly Owned Subsidiary shall also be a Non-Wholly Owned Subsidiary.

(vi)   Addition of New Definitions.  Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions of “Second Amendment” and “Second Amendment Effective Date” in alphabetical order:

“Second Amendment” means that certain Second Amendment to First Amended and Restated Credit Agreement, dated as of December 8, 2006, among the Borrower, Parent, the Lenders party thereto, the Administrative Agent, the Syndication Agent and the Co-Documentation Agent.

“Second Amendment Effective Date” means the date that all of the conditions precedent set forth in Section 3 of the Second Amendment have been satisfied.

(b)            Amendment to Section 2.13(a).  Section 2.13(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following Section 2.13(a) in its stead:

(a)            Request for Incremental Facility.  Provided (i) there exists no Default both before and after giving effect to any such incurrence of an increase or additional term loan or revolver loan, (ii) such increase and/or incurrence of an additional term loan or revolver loan is permitted pursuant to the terms of the Indenture and the Senior Subordinated Notes Documents and (iii) the Arrangers and the Agents consent thereto, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time, request (x) an increase in the Aggregate Commitments, (y) the addition of an incremental term loan (an “Incremental Term Loan”), or (z) the addition of an incremental revolver loan (an “Incremental Revolver Loan”) (an Incremental Revolver Loan or an Incremental Term Loan, or both, are herein collectively referred to as an “Incremental Facility”) by an amount (for all such requests in the aggregate) not exceeding $500,000,000 (such amount being replenished to $500,000,000 as the maximum amount after giving effect to the $100,000,000 facility increase as described in the Second Amendment); provided that any such request for an increase in the Aggregate Commitments or any Incremental Facility shall be in a minimum amount of

$50,000,000.  At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).

(c)            Amendment to Sections 7.06(c) and (d).  Sections 7.06(c) and (d) of the Credit Agreement are hereby amended by deleting them in their entirety and substituting the following sections (c) and (d) in their stead:

(c)           so long as there exists no Default both before and after giving effect to each such payment as demonstrated in the most recently completed compliance certificate previously delivered, the Borrower and the Parent may declare and pay cash dividends and make stock redemptions, repurchases and capital distributions to Parent, or Parent’s stockholders;

(d)           the (i) Subsidiaries of the Borrower may declare and pay dividends up to the Borrower in an aggregate amount over the term of this Agreement not to exceed $10,000,000 and (ii) Borrower may declare and pay dividends up to the Parent in an aggregate amount over the term of this Agreement not to exceed $10,000,000; provided that, in each case of (i) and (ii) preceding, such dividends may only be declared and paid so that such funds can be used to make payments relating to the settlement of and expenses relating to, legal or administrative proceedings of the Parent, the Borrower or the Subsidiaries that (A) are uninsured and (B) exist and were disclosed to the Lenders on or prior to the Second Amendment Effective Date (which such legal and administrative proceedings are unresolved as of the Second Amendment Effective Date); and

(d)            Amendment to Sections 7.02(e), (f) and (g) and the Final Paragraph of Section 7.02.  Sections 7.02(g) of the Credit Agreement is hereby deleted in its entirety.  Sections 7.02(e) and (f) of the Credit Agreement, and the final paragraph of Section 7.02, are hereby amended by deleting them in their entirety and substituting the following sections (e), (f) and the final paragraph below in their stead:

(e)           Guarantees permitted by Section 7.03; and

(f)            so long as there exists no Default both before and after giving effect to each such Investment as demonstrated in the most recently completed compliance certificate previously delivered, the Borrower may make Investments, including Investments in Non-Wholly Owned Subsidiaries.

Notwithstanding the foregoing, for purposes of calculating the aggregate amount of Investments permitted pursuant to subsection (b) above, each Investment of a Non-Wholly Owned Subsidiary made pursuant to such clause shall be included in the calculation of the limit in the applicable subsection in an amount equal to (x) the amount of such Investment multiplied by (y) the percentage interest of (calculated with respect to outstanding Equity Interests owned by) the Loan Parties in the applicable Non-Wholly Owned Subsidiary.

(e)    Amendment to Section 7.13.  Section 7.13 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following Section 7.13 in its stead:

(a)           Consolidated Interest Coverage Ratio.  Permit the Consolidated Interest Coverage Ratio as of the last day of any fiscal quarter of the Borrower included in the periods set forth below to be less than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Minimum Consolidated Interest Coverage Ratio
Second Amendment Effective Date through June 30, 2007	2.25 to 1.00
July 1, 2007 and thereafter	2.50 to 1.00

(b)           Consolidated Fixed Charge Coverage Ratio.  Permit the Consolidated Fixed Charge Coverage Ratio as of the last day of any fiscal quarter of the Borrower included in the periods set forth below to be less than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Minimum Consolidated Fixed Charge Coverage Ratio
Second Amendment Effective Date through June 30, 2007	1.05 to 1.00
July 1, 2007 and thereafter	1.10 to 1.00

(c)           Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio at any time to be greater than 5.75 to 1.00.

(f)             Schedule 2.01.  Schedule 2.01 of the Credit Agreement shall be deleted in its entirety and the attached Schedule 2.01 shall be substituted in its stead.

(g)            Incremental Facility Increase.  The parties hereto agree that after giving effect to the Second Amendment, the Incremental Facility shall be replenished to a maximum aggregate amount of $500,000,000 to be used in accordance with the terms of Section 2.13.

Section 2.              REPRESENTATIONS AND WARRANTIES.

By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

(a)            (i) the Borrower has full power and authority to execute and deliver this Amendment, (ii) this Amendment has been duly executed and delivered by the Borrower, and (iii) this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors’ rights generally);

(b)            there exists no Default under the Credit Agreement both before and after giving effect to this Amendment;

(c)            the representations and warranties set forth in the Credit Agreement and other Loan Documents are true and correct in all material respects on the date hereof both before and after giving effect to this Amendment; except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(d)            the Borrower has complied in all material respects with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Documents by the date hereof;

(e)            the Credit Agreement, as amended hereby, and the other Loan Documents remain in full force and effect;

(f)             neither the execution, delivery and performance of this Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its properties are subject; and

(g)            no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the board of directors of the Borrower) not previously obtained is required for the execution, delivery or performance by the Borrower of this Amendment.

Section 3.             CONDITIONS PRECEDENT.

The parties hereto agree that the amendments set forth herein shall not be effective until the satisfaction in full of each of the following conditions precedent, each in a manner satisfactory to the Administrative Agent and the Lenders parties hereto in their sole discretion:

(a)            Execution and Delivery of this Amendment.  The Administrative Agent shall have received a copy of this Amendment executed and delivered by the Borrower, the Guarantors and by Lenders constituting the Required Lenders.

(b)            Representations and Warranties.  There shall be no Default both before and after giving effect to this Amendment, and each of the representations and warranties made herein shall be true and correct on and as of the date hereof, as if made on and as of such date, both before and after giving effect to the amendments set forth herein.

(c)            Notes.  The Administrative Agent shall have received executed new Notes in the amounts set forth on Schedule 2.01 attached hereto and otherwise in form and substance acceptable to the Administrative Agent and the Syndication Agent.

(d)            Authorizing Documentation.  The Administrative Agent shall have received copies of all resolutions and other authorizing documentation evidencing the Borrower’s and the Guarantors’ authority to enter into this Second Amendment and perform its obligations hereunder.

(e)            Opinion of Counsel.  The Administrative Agent shall have received an opinion of counsel to the Borrower and the Guarantors in form and substance acceptable to the Administrative Agent and the Syndication Agent.

(f)             Other Documents, Certificates and Instruments.  The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and the Syndication Agent such other documents, certificates and instruments as the Administrative Agent or the Syndication Agent shall require.

Section 4.              MISCELLANEOUS.

(a)            Guarantors Acknowledgement.  By signing below, each Guarantor (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

(b)            Ratification and Confirmation of Loan Documents and Liens.  As a material inducement to the Lenders to agree to amend the Credit Agreement as set forth herein, the Borrower and the Guarantors hereby (i) ratify, acknowledge and confirm the continuing existence, validity and effectiveness of the Loan Documents (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors’ rights generally) to which they are parties, including, without limitation the Pledge Agreements and the Liens granted under the Pledge Agreement, (ii) agree that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Documents and Liens and (iii) acknowledge and agree that the Liens granted under the Pledge Agreements secure (A) the payment of the Obligations under the Loan Documents in the same priority as on the date such Liens were created and perfected, and (B) the performance and observance by the Borrower and the other Loan Parties of the covenants, agreements and conditions to be performed and observed by each under the Credit Agreement, as amended hereby.

(c)            Fees and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and the other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

(d)            Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

(e)            APPLICABLE LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f)             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

(g)            FINAL AGREEMENT.  THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT, THE NOTES, THE PLEDGE AGREEMENTS AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION THEREWITH, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

ENTERCOM RADIO, LLC

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC

Second Amendment to First Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Syndication Agent and a Lender

By:

Name:	Todd Shipley

Title:	Senior Vice President

Signature Pages for Entercom Radio, LLC

Second Amendment to First Amended and Restated Credit Agreement

KEYBANK, NATIONAL ASSOCIATION, as Administrative Agent, L/C Issuer and a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC

Second Amendment to First Amended and Restated Credit Agreement

BMO CAPITAL MARKETS FINANCING, INC. as a Lender and BMO CAPITAL MARKETS as Co-Documentation Agent

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC

Second Amendment to First Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, as Co-Documentation Agent and a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC

Second Amendment to First Amended and Restated Credit Agreement

SUNTRUST BANK, as Co-DocumentationAgent and a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC

Second Amendment to First Amended and Restated Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION., NEW YORK, as a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC

Second Amendment to First Amended and Restated Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC
Second Amendment to First Amended and Restated Credit Agreement

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC
Second Amendment to First Amended and Restated Credit Agreement

MIZUHO CORPORATE BANK, LTD., as a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC
Second Amendment to First Amended and Restated Credit Agreement

NATIONAL AUSTRALIA BANK LIMITED, A.C.N. 004 044 937, as a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC
Second Amendment to First Amended and Restated Credit Agreement

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC
Second Amendment to First Amended and Restated Credit Agreement

THE BANK OF NEW YORK, as a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC
Second Amendment to First Amended and Restated Credit Agreement

COMERICA BANK, as a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC
Second Amendment to First Amended and Restated Credit Agreement

ING CAPITAL LLC, as a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC
Second Amendment to First Amended and Restated Credit Agreement

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC
Second Amendment to First Amended and Restated Credit Agreement

UFJ BANK LIMITED, as a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC
Second Amendment to First Amended and Restated Credit Agreement

MERRILL LYNCH CAPITAL CORPORATION, as a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC
Second Amendment to First Amended and Restated Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC
Second Amendment to First Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC
Second Amendment to First Amended and Restated Credit Agreement

BNP PARIBAS, as a Lender

By:

Name:

Title:

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC
Second Amendment to First Amended and Restated Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

Signature Pages for Entercom Radio, LLC
Second Amendment to First Amended and Restated Credit Agreement

ACKNOWLEDGED AND AGREED:
ENTERCOM COMMUNICATIONS CORP.
By:
Name:	John C. Donlevie
Title:	Executive Vice President
DELAWARE EQUIPMENT HOLDINGS, LLC
ENTERCOM AUSTIN LICENSE, LLC
ENTERCOM AUSTIN, LLC
ENTERCOM CAPITAL, INC.
ENTERCOM BOSTON 1 TRUST
ENTERCOM BOSTON LICENSE, LLC
ENTERCOM BOSTON, LLC
ENTERCOM BUFFALO LICENSE, LLC
ENTERCOM BUFFALO, LLC
ENTERCOM CINCINNATI LICENSE, LLC
ENTERCOM CINCINNATI, LLC
ENTERCOM DENVER LICENSE, LLC
ENTERCOM DENVER, LLC
ENTERCOM GAINESVILLE LICENSE, LLC
ENTERCOM GAINESVILLE, LLC
ENTERCOM GREENSBORO LICENSE, LLC
ENTERCOM GREENSBORO, LLC
ENTERCOM GREENVILLE LICENSE, LLC
ENTERCOM GREENVILLE, LLC
ENTERCOM INDIANAPOLIS LICENSE, LLC
ENTERCOM INDIANAPOLIS, LLC
ENTERCOM KANSAS CITY LICENSE, LLC
ENTERCOM KANSAS CITY, LLC
ENTERCOM MADISON LICENSE, LLC
ENTERCOM MADISON, LLC
ENTERCOM MEMPHIS LICENSE, LLC
ENTERCOM MEMPHIS, LLC
ENTERCOM MILWAUKEE LICENSE, LLC
ENTERCOM MILWAUKEE, LLC
ENTERCOM NEW ORLEANS LICENSE, LLC
ENTERCOM NEW ORLEANS, LLC
ENTERCOM NEW YORK, INC.
ENTERCOM NORFOLK LICENSE, LLC
ENTERCOM NORFOLK, LLC
ENTERCOM PORTLAND LICENSE, LLC
ENTERCOM PORTLAND, LLC

ENTERCOM PROVIDENCE LICENSE, LLC
ENTERCOM PROVIDENCE, LLC
ENTERCOM ROCHESTER LICENSE, LLC
ENTERCOM ROCHESTER, LLC
ENTERCOM SACRAMENTO LICENSE, LLC
ENTERCOM SACRAMENTO, LLC
ENTERCOM SEATTLE LICENSE, LLC
ENTERCOM SEATTLE, LLC
ENTERCOM SPRINGFIELD, LLC
ENTERCOM SPRINGFIELD LICENSE, LLC
ENTERCOM WICHITA LICENSE, LLC
ENTERCOM WICHITA, LLC
ENTERCOM WILKES-BARRE SCRANTON, LLC
By:
	Name:	John C. Donlevie
	Title:	Executive Vice President
ENTERCOM INCORPORATED
By:
	Name:	John C. Donlevie
	Title:	President